NATIONAL

HOLDINGS CORPORATION

NHLD.OB

Safe Harbor and Other Information

This presentation contains forward looking statements. All statements that express or involve discussions as to: expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, identified through the use of words or phrases such as we or our management believes, expects, anticipates or hopes and words or phrases such as will result, are expected to, will continue, is anticipated, estimated, projection and outlook, and words of similar import) are not statements of historical facts and may be forward-looking. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties including, but not limited to, economic, competitive, regulatory, growth strategies, available financing and other factors discussed in the documents filed by National with the SEC. Many of these factors are beyond our control. Actual results could differ materially from the forward-looking statements we make in this presentation. In light of these risks and uncertainties, there can be no assurance that the results anticipated in the forward-looking information contained in this presentation.

These forward-looking statements involve estimates, assumptions and uncertainties, and, accordingly, actual results could differ materially from those expressed in the forward-looking statements. These uncertainties include, among others, the following: (i) the inability of our broker-dealer operations to operate profitably in the face of intense competition from larger full service and discount brokers; (ii) a general decrease in merger and acquisition activities and our potential inability to receive success fees as a result of transactions not being completed; (iii) increased competition from business development portals; (iv) technological changes; (v) our potential inability to implement our growth strategy through acquisitions or joint ventures; and (vi) our potential inability to secure additional debt or equity financing.

Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events, except as required by law. New factors emerge from time to time and it is not possible for our management to predict all of such factors, nor can our management assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Industry Overview

FINRA Broker Dealers*

In 2007, there were 6,000 Broker Dealer's compared to 4140 in 2014. ⬇30%

- 0-150 RR's (small firm) – 3560 BD's – 72K RR's
  - 1000 BD's in the Tri-State region
- 150-500 RR's (medium firm) – 212 BD's – 60K RR's
- >500 RR's (large firm) – 172 BD's – 512K RR's

89% of all brokers

Correspondent Clearing

NFS/FMR ⟵	70-75% (Duopoly)	⟶ Pershing/BNY
JPM/BSC	Wells Fargo- F.U./Wachovia/ Wexford/ AG Edwards	RBC/Daine Bosworth/Mesirow
Sterne Agee	Wedbush	Southwest
First Southwest	APEX	COR
LEK		Alpine

*Data as of April 2014

BUSINESS IN TRANSITION

- Margins continue to contract and remain thin
- The Broker Dealer Market continues to consolidate
- The number of Brokers/Advisors is in decline
- Like the Investors they serve, Advisors are aging. Todays Brokers/Advisors are 50 years old on average.*
- The Broker Dealer industry is in a period of historic change
- The Traditional Model is undergoing a significant evolution

THE WOUNDED INVESTOR

- 5 years later despite the bull market. Many Investors still on the sidelines.
- According to the Federal Reserve, Stocks & Stock Mutual Funds make up 37.91% of the average U.S. household financial assets, down from 50.5% in 2000.

VALIDATORS*

- Emergence of the "Validators". New Investor described as a VALIDATOR – those who desire the expertise of an advisor but also want to be a copilot using own financial accounts using online technology.
  - Validators: 48% of U.S. Investors
  - Self Directed: 28% (DIY/Discount)
  - Delegators: 24% Delegators/Investors dependent on a Broker/Advisor
- Validators want the best of both worlds: the benefits of financial guidance coupled with the comfort of being in the drivers seat. They gather their own information and make their own decisions and seek "Validation" from experts.

* Source: Cerulli Associates

Seismic Demographic Changes

- Matures - $40M
  17% of Investors
  Age 68
- Boomers - $75M
  31% of Investors
  Ages 49 to 67
- Gen X/Y - $127M
  52% of Investor
  Ages 19 to 48
- Gen X/Y - Comprise over half the total U.S. population
  - They are underserved.
  - Most will increase their investable assets by 50% over the next 10 yrs.
  - Technology will play a much better role in the advice relationship.

The Power of the Female Investor

- Women are significantly under represented in the industry
- 40% of women out earn their spouse.
- By 2020 women are projected to control half of the U.S. Wealth.
- Woman are not afraid to ask for the help of a Broker/Advisor, but they are also not afraid to take their business elsewhere.
- $9T of all US Wealth was controlled by women at the end of 2009, expected to be $11.7T by the end of 2014.*

* Source: Leveling the Playing Field "Boston Consulting Group"

NATIONAL
SECURITIES

vFinance®
INVESTMENTS

GILMAN CIOCIA
TAX & FINANCIAL PLANNING

NAM
NATIONAL
ASSET
MANAGEMENT

NATIONAL
INSURANCE CORPORATION

Who We Are

- National Holdings is the parent company to:
  - Publicly traded: NHLD.OB
- National Securities Corporation, Member FINRA/SIPC/NFA/SEC
  - A 67 year old Financial Services Firm
- vFinance Investments, Inc., Member FINRA/SIPC/NFA/SEC
- Gilman Ciocia
- National Asset Management
- National Insurance Corporation

- Main business lines are: full service retail and institutional brokerage, fixed income, financial planning, accounting services, tax preparation, investment advisory services, insurance, mortgage financing and investment banking.



Established in 1947
Independence, Ingenuity & Integrity

NATIONAL
HOLDINGS CORPORATION

Snapshot

- National has 2 Broker Dealers under its umbrella:

NATIONAL SECURITIES

vFinance® INVESTMENTS

- 800 registered financial professionals
  - 130 Investment Advisors
  - 300 Insurance Agents
  - 25 Futures/Commodities
- Market Makers in over 6,000 securities
- 150 offices in 22 states throughout the U.S.
- Approx. 125,000 Institutional, Corporate and Retail clients
- National is one of the fastest growing independent contractor broker dealers in the U.S.
- This growth stems from the acquisition of individual brokers, brokerage groups and brokerage firms

Clearing Firms

NATIONAL FINANCIAL A Fidelity Investments Company

ICBC

COR CLEARING

RCG ROSENTHAL COLLINS GROUP LLC

Profile*

- Our Producing Brokers average $234,000 per year
- Median age is 42.8 years old
- Our average producer has been affiliated over 6 years
- Top 20% of Salesforce averages $697,000 per year in Production
- Our producing reps generated $140,000,000 in gross commission/concession in 2013, $24,000,000 of which is recurring revenue.

Assets

Description of Assets	Amount
Clearing Firm	$5,075,000,000
Away/Direct	$4,173,000,000
Away/Direct Advisory	$441,000,000
TFA Advisory	$450,000,000
Total	**$10,139,000,000**

* Numbers derived from pro forma 2013 calendar year

National Footprint



National has 150 offices

- National Securities branches are in **blue**
- vFinance branches are in **yellow**
- Gilman Ciocia/National Securities branches are in **red**

Investment Banking

Full Service Diversified Financial Services


• 800+ registered representatives
• $10.0+ billion in client assets
• 150 offices
• Over 80,000 active accounts
• Equities
• Fixed income
• ETFs
• Closed-End Funds
• Alternative Investments
Brokerage
Research
NATIONAL
IB
Trading
• Life Sciences
• Healthcare Services
• Energy
• Technology
• Financial Services
• Consumer & Industrials
• Relationships with 600 VC, PE, Buy Side and Hedge Fund groups
• Market maker in over 6,000 stocks
• Equities / Fixed Income
• ATM's /10b-5 programs
• Share repurchases

Investment Banking Services

Corporate Finance

- Equity including Public Offerings and PIPEs
- Alternative Offerings
- Structured Finance
- Debt Restructuring
- Private Placements
- ATM Offerings

Financial Advisory

- Fairness Opinions
- Valuations
- Solvency Opinions
- Strategic and Financial Consulting
- Bankruptcy, Creditors Committees
- DIP & Exit Financing

NATIONAL SECURITIES

Mergers & Acquisitions

- Mergers
- Acquisitions
- Divestitures
- Spin-Offs
- Sell-side mandates
- Buy-side mandates

Other Services

- Stock Buy-Back Programs
- 15c2-11 Sponsorship
- 144 Transactions
- Block sales
- Patents & Tech. Transfers
- 10b5 Programs

Transactions

Investment Banking

Year	Transactions
2012	39
2013	68
2014	19*

National Securities Corporation served as either the Co Manager or Lead Manager on all transactions and private placements

Syndicate Through NFS

Year	Transactions
2012	96
2013	191
2014	96*

NATIONAL HOLDINGS CORPORATION

*thru May 2014

NATIONAL
ASSET
MANAGEMENT

SEC Registered Investment Advisor

Robust, Open Architecture

NATIONAL ASSET MANAGEMENT

- $1.25B in AUM
- $125MM in Reporting Assets
- $450MM as the service provider to TransAmerica Financial Advisors
- 15MM Social Internet Fund, managed by Lou Kerner

ENVESTNET


advise
invest
Advisor Suite™
report
manage

Supported by Envestnet with:

- $500B in AUM
- 2 Million Accounts
- Regional Wholesalers
- Practice Management Workshops

National Financial® | charles SCHWAB ADVISOR SERVICES | TD Ameritrade Institutional | Fidelity INVESTMENTS

Across the industry's leading custodians

GILMAN CIOCIA

TAX & FINANCIAL PLANNING

GILMAN CIOCIA

TAX & FINANCIAL PLANNING

Snapshot

- Products & Services
  - Tax Preparation and Planning
    - Approximately 20,000 tax returns prepared last year.
  - Ranked #4 amongst Accounting Firms with a Financial Advisory practice by CPA Wealth Provider Magazine.

Accounting Firm Acquisitions

- The Company has acquired 17 accounting firms in the last 5 years.
- When Gilman acquires an accounting firm, it moves the firm into the local Gilman office.
- Since Gilman actually buys the accounting firm, the typical accounting acquisition is much more motivated to generate clients for the planner to work with than in the typical "CPA Partnership" program.
- Each acquisition represents 500 or more accounting clients for the planner to work with.



WILLIAMSVILLE
NY
BRONX
NEW CITY
NEW YORK CITY
NEWBURGH
POUGHKEEPSIE
FLUSHING
GREENVALE
LAKE RONKONKOMA
MASSAPEQUA
MELVILLE
NJ
NORTH PLAINFIELD
PISCATAWAY
TOMS RIVER



FL
AVENTURA
BOCA RATON
BONITA SPRINGS
BOYNTON BEACH
CLEARWATER
FORT LAUDERDALE
FORT MYERS
FORT MYERS BEACH
PALM BEACH GARDENS
PORT RICHEY
TAMPA
WINTER PARK

Leadership and Growth

- National is one of the largest independent broker-dealers in the industry
- Offering a full service platform: Broker-dealer, Registered Investment Advisor, Insurance Agency & Managed Futures Platform
- Top tier clearing through National Financial Services LLC, Member NYSE/SIPC, a Fidelity Investments ® company
- Open architecture advisory platform through National Asset Management
- We welcome and support transactional business : Equity & fixed Income Trading, Banking, Syndicate, Managed Futures.
- Our retail average production exceeds our competition.
- We have larger offices than our peers
- 5.3 brokers per office far exceeds the industry average
- The Gilman Ciocia transaction offers us a unique W2 tax preparation and advisory business

Growth Strategies

- Organic growth within existing OSJ/Branches
- Corporate Recruiting
- Acquisitions/Mergers of large and small broker dealers. We have 5 OSJ's that were once BD's.

* Source:

Financials

Statement of Financial Operations

Consolidated Statement of Income						
	Three Month Period Ended March 31,			Six Month Period Ended March 31,		
	2014	2013	% Chg	2014	2013	% Chg
Revenues	52,684,000	32,949,000	60%	94,478,000	59,393,000	59%
Total Operating Expenses	49,314,000	32,233,000	53%	90,311,000	58,724,000	53%
Net Income from operations	3,370,000	716,000	370%	4,167,000	669,000	523%
Net Income before Income Tax	3,370,000	554,000	508%	4,167,000	507,000	722%
Net Income attributable to common stockholders	$ 3,236,000	$ 494,000	555%	$ 3,926,000	$ 454,000	765%

Consolidated FY 2013 Reconciliation to EBITDA, as Adjusted

EBITDA Reconciliation						
	Three Months Ended March 31,			Six Months Ended March 31,		% Chg
	2014	2013	% Chg	2014	2013	
Net income, as reported	$ 3,236,000	$ 494,000		$ 3,926,000	$ 454,000	
Interest expense	8,000	66,000		24,000	230,000	
Income taxes	134,000	88,000		304,000	108,000	
Depreciation	101,000	110,000		201,000	227,000	
Amortization	521,000	155,000		955,000	311,000	
EBITDA	4,000,000	913,000	338%	5,410,000	1,330,000	382%
Non-cash compensation expense	217,000	-		427,000	-	
Forgivable loan amortization	54,000	75,000		105,000	135,000	
Loss on investment in unconsolidated entity	-	162,000		-	162,000	
EBITDA, as adjusted	$ 4,271,000	$ 1,150,000	312%	$ 5,942,000	$ 1,627,000	432%

Annual Gross Revenue

USD in millions


$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
2008
2009
2010
2011
2012
2013
2014 TTM

vFinance® INVESTMENTS

Merger July 2008

GILMAN CIOCIA TAX & FINANCIAL PLANNING

Merger October 2013
$5.4MM Cash
22.6MM shares issued to GTAX shareholders

Market Making and Trading / Components of Revenue


Components of Revenue
USD in millions
$60
$50
$40
$30
$20
$10
$0
1Q'12: 18, 5, 3, 2
2Q'12: 25, 4, 4, 2
3Q'12: 23, 4, 4, 2
4Q'12: 23, 3, 3, 2
1Q'13: 22, 2, 3, 2
2Q'13: 26, 2, 4, 2
3Q'13: 22, 4, 4, 2
4Q'13: 25, 6, 3, 2
1Q'14: 31, 4, 3, 3
2Q'14: 34, 6, 6, 4
RETAIL
INVESTMENT BANKING
MARKET MAKING / TRADING
RIA(fka NAM)
TAX PREP

National Holdings: Consolidated EBITDA, as Adjusted

Annual EBITDA, as Adjusted

USD in millions



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($2.0)
($4.0)
($1.3)
($1.5)
$0.1
$1.5
$3.8
$8.1
2009
2010
2011
2012
2013
2014 TTM

Quarterly EBITDA, as Adjusted, YoY

USD in millions



$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2013/12
2012/11

Quarterly EBITDA, as Adjusted, Sequential

USD in millions



$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14

NATIONAL HOLDINGS CORPORATION

National Holdings: Consolidated Net Income

Annual Net Income

USD in millions


$5.14
$1.57
2009
2010
2011
2012
2013
2014 TTM
-$2.03
-$5.13
-$6.79
-$7.02

Quarterly Net Income, YoY

USD in millions


$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
2013/12
2012/11

Quarterly Net Income, Sequential

USD in millions


$4.0
$3.0
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14